                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 28, 2006

                      Banc of America Funding 2006-6 Trust
             ------------------------------------------------------
             (Exact Name of Issuing Entity as Specified in Charter)

                       Banc of America Funding Corporation
                -------------------------------------------------
                (Exact Name of Depositor as Specified in Charter)

                      Bank of America, National Association
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                 (Exact Name of Sponsor as Specified in Charter)

            New York                    333-130536-09           56-139-0085
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 (State or Other Jurisdiction of   (Commission File Number    (I.R.S. Employer
Incorporation of Issuing Entity)      of Issuing Entity)      Identification No.
                                                                of Depositor)

214 North Tryon Street, Charlotte, North Carolina              28255
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     (Address of Principal Executive Offices)                (Zip Code)

Depositor's telephone number, including area code (704) 386-2400
                                                  --------------
                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-

     12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated
September 28, 2006 (the "Pooling and Servicing Agreement"), among Banc of
America Funding Corporation (the "Company"), as depositor, Wells Fargo Bank,
N.A., securities administrator, CitiMortgage, Inc., as master servicer, and U.S.
Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Banc of America Funding Corporation, Mortgage Pass-Through
Certificates, Series 2006-6 (the "Certificates"), issued on September 28, 2006, including the (i) Class 1-A-R, 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4,
Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10,
Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15, Class
1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21,
Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 2-A-1, Class 2-A-2, Class 2-A-3,
Class 2-A-4, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 30-IO,
Class 30-PO, Class M, Class B-1, Class B-2 and Class B-3 Certificates (the
"Public Certificates"), having an aggregate initial class certificate balance of
$713,655,943 and (ii) the Class B-4, Class B-5 and Class B-6 Certificates (the
"Private Certificates"), having an aggregate initial class certificate balance of $4,669,380.

     The Public Certificates were sold to Banc of America Securities LLC ("BAS")
pursuant to an underwriting agreement, dated September 27, 2006 (the
"Underwriting Agreement"), between the Company and BAS. A copy of the
Underwriting Agreement is attached as Exhibit 1.1.

     On September 28, 2006, the Private Certificates consisting of $1,796,000 class certificate balance of Class B-4 Certificates, $1,436,000 class certificate balance of Class B-5 Certificates and $1,437,380 class certificate balance of Class B-6 Certificates were sold to BAS in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section
4(2) thereof. The net proceeds of the sale of these certificates were applied to purchase the mortgage loans from the sponsor.

     The mortgage loans underlying the Certificates were acquired by Bank of
America, National Association ("BANA") pursuant to various underlying sale and servicing agreements and are serviced pursuant to such underlying sale and servicing agreements. Copies of the underlying sale and servicing agreements are attached as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4.

     The mortgage loans underlying the Certificates were purchased by the
Company from BANA pursuant to a mortgage loan purchase agreement, dated
September 28, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit
4.2.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          1.1  Underwriting Agreement, dated September 27, 2006, between Banc of
               America Funding Corporation and Banc of America Securities LLC
               (including exhibits).

          4.1  Pooling and Servicing Agreement, dated September 28, 2006, by and among Banc of America Funding Corporation, Wells Fargo Bank,
               N.A., CitiMortgage, Inc. and U.S. Bank National Association
               (including exhibits).

          4.2  Mortgage Loan Purchase Agreement, dated September 28, 2006, between Banc of America Funding Corporation and Bank of America,
               National Association (including exhibits).

          10.1 (A) Flow Sale and Servicing Agreement, dated as of February 1,
               2004, by and between Bank of America, National Association (as successor in interest to Banc of America Mortgage Capital
               Corporation) and SunTrust Mortgage, Inc.

               (B) Amendment No. 1, dated as of June 1, 2004, by and between
               Bank of America, National Association and SunTrust Mortgage, Inc.

               (C) Master Assignment, Assumption and Recognition Agreement,
               dated September 1, 2004, by and among of Banc of America Mortgage
               Capital Corporation, SunTrust Mortgage, Inc., Bank of America,
               National Association and Wachovia Bank, National Association.

               (D) Amendment No. 2, dated as of November 1, 2004, by and between
               Bank of America, National Association and SunTrust Mortgage, Inc.

               (E) Regulation AB Compliance Addendum to the Flow Sale and
               Servicing Agreement, dated as of January 1, 2006, by and between
               Bank of America, National Association and SunTrust Mortgage, Inc.

               (F) Assignment, Assumption and Recognition Agreement, dated
               September 28, 2006, among Bank of America, National Association,
               Banc of America Funding Corporation, U.S. Bank National
               Association, CitiMortgage, Inc. and SunTrust Mortgage, Inc.

          10.2 (A) Second Amended and Restated Master Seller's Warranties and
               Servicing Agreement, dated as of May 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

               (B) Second Amended and Restated Master Mortgage Loan Purchase
               Agreement, dated as of May 1, 2006, by and between Bank of
               America, National Association and Wells Fargo Bank, N.A.

               (C) Assignment, Assumption and Recognition Agreement, dated
               September 28, 2006, among Bank of America, National Association,
               Banc of America Funding Corporation, U.S. Bank National
               Association, Wells Fargo Bank, N.A. and CitiMortgage, Inc.

          10.3 (A) Mortgage Loan Purchase and Sale Agreement (Amended and
               Restated), dated as of July 1, 2003, by and among Washington
               Mutual Bank fsb, Washington Mutual Bank and Bank of America,
               National Association (as successor in interest to Banc of America
               Mortgage Capital Corporation ) (as amended).

               (B) Master Assignment, Assumption and Recognition Agreement,
               dated as of July 1, 2004, by and among Banc of America Mortgage
               Capital Corporation, Bank of America, National Association and
               Washington Mutual Bank.

               (C) Regulation AB Amendment to the Mortgage Loan Purchase and
               Sale Agreement, dated as of January 1, 2006, by and among
               Washington Mutual Bank fsb, Washington Mutual Bank and Bank of
               America, National Association.

               (D) Servicing Agreement (Amended and Restated), dated as of July
               1, 2003, by and between Bank of America, National Association and
               Washington Mutual Bank (as amended).

               (E) Regulation AB Amendment to the Servicing Agreement, dated as of January 1, 2006, by and between Washington Mutual Bank and
               Bank of America, National Association.

               (F) Assignment, Assumption and Recognition Agreement, dated
               September 28, 2006, among Bank of America, National Association,
               Banc of America Funding Corporation, U.S. Bank National
               Association, Washington Mutual Bank and CitiMortgage, Inc.

          10.4 (A) Mortgage Loan Purchase, Warranties and Servicing Agreement,
               dated as of May 1, 2005, among Bank of America, National
               Association, Chase Home Finance LLC, and JPMorgan Chase Bank,
               National Association.

               (B) Amendment No. 1, dated as of January 1, 2006, among Bank of
               America, National Association, Chase Home Finance LLC, and
               JPMorgan Chase Bank, National Association.

               (C) Regulation AB Compliance Addendum, dated as of January 1,
               2006, Bank of America, National Association, Chase Home Finance
               LLC, and JPMorgan Chase Bank, National Association.

               (D) Assignment, Assumption and Recognition Agreement, dated June
               30, 2006, among J.P. Morgan Mortgage Acquisition Corp., Bank of
               America, National Association, Chase Home Finance LLC and
               JPMorgan Chase Bank, National Association.

               (E) Assignment, Assumption and Recognition Agreement, dated
               September 28, 2006, among Bank of America, National Association,
               Banc of America Funding Corporation, U.S. Bank National
               Association, Chase Home Finance LLC, JPMorgan Chase Bank,
               National Association and CitiMortgage, Inc.

                            Signature page to follow

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BANC OF AMERICA FUNDING CORPORATION

                                     By: /s/ Scott Evans
                                         ---------------------------------------
                                     Name: Scott Evans
                                     Title: Senior Vice President

Date: September 28, 2006

                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX

                                                                  Paper (P) or
Exhibit No.   Exhibit Description                                 Electronic (E)
-----------   -------------------------------------------------   --------------
1.1           Underwriting Agreement, dated September 27, 2006,          E
              between Banc of America Funding Corporation and
              Banc of America Securities LLC (including
              exhibits).

4.1           Pooling and Servicing Agreement, dated September           E
              28, 2006, by and among Banc of America Funding
              Corporation, Wells Fargo Bank, N.A.,
              CitiMortgage, Inc. and U.S. Bank National
              Association (including exhibits).

4.2           Mortgage Loan Purchase Agreement, dated September          E
              28, 2006, between Banc of America Funding
              Corporation and Bank of America, National
              Association (including exhibits).

10.1(A)       Flow Sale and Servicing Agreement, dated as of             E
              February 1, 2004, by and between Bank of America,
              National Association (as successor in interest to
              Banc of America Mortgage Capital Corporation) and
              SunTrust Mortgage, Inc.

10.1(B)       Amendment No. 1, dated as of June 1, 2004, by and          E
              between Bank of America, National Association and
              SunTrust Mortgage, Inc.

10.1(C)       Master Assignment, Assumption and Recognition              E
              Agreement, dated September 1, 2004, by and among
              of Banc of America Mortgage Capital Corporation,
              SunTrust Mortgage, Inc., Bank of America,
              National Association and Wachovia Bank, National
              Association.

10.1(D)       Amendment No. 2, dated as of November 1, 2004, by          E
              and between Bank of America, National Association
              and SunTrust Mortgage, Inc.

10.1(E)       Regulation AB Compliance Addendum to the Flow              E
              Sale and Servicing Agreement, dated as of January
              1, 2006, by and between Bank of America, National
              Association and SunTrust Mortgage, Inc.

10.1(F)       Assignment, Assumption and Recognition Agreement,          E
              dated September 28, 2006, among Bank of America,
              National Association, Banc of America Funding
              Corporation, U.S. Bank National Association,
              CitiMortgage, Inc. and SunTrust Mortgage, Inc.

10.2(A)       Second Amended and Restated Master Seller's                E
              Warranties and Servicing Agreement, dated as of
              May 1, 2006, by and between Bank of America,
              National Association and Wells Fargo Bank, N.A.

10.2(B)       Second Amended and Restated Master Mortgage Loan           E
              Purchase Agreement, dated as of May 1, 2006, by
              and between Bank of America, National Association
              and Wells Fargo Bank, N.A.

10.2(C)       Assignment, Assumption and Recognition Agreement,          E
              dated September 28, 2006, among Bank of America,
              National Association, Banc of America Funding
              Corporation, U.S. Bank National Association,
              Wells Fargo Bank, N.A. and CitiMortgage, Inc.

10.3(A)       Mortgage Loan Purchase and Sale Agreement                  E
              (Amended and Restated), dated as of July 1, 2003,
              by and among Washington Mutual Bank fsb,
              Washington Mutual Bank and Bank of America,
              National Association (as successor in interest to
              Banc of America Mortgage Capital Corporation )
              (as amended).

10.3(B)       Master Assignment, Assumption and Recognition              E
              Agreement, dated as of July 1, 2004, by and among
              Banc of America Mortgage Capital Corporation,
              Bank of America, National Association and
              Washington Mutual Bank.

10.3(C)       Regulation AB Amendment to the Mortgage Loan               E
              Purchase and Sale Agreement, dated as of January
              1, 2006, by and among Washington Mutual Bank fsb,
              Washington Mutual Bank and Bank of America,
              National Association.

10.3(D)       Servicing Agreement (Amended and Restated), dated          E
              as of July 1, 2003, by and between Bank of
              America, National Association and Washington
              Mutual Bank (as amended).

10.3(E)       Regulation AB Amendment to the Servicing                   E
              Agreement, dated as of January 1, 2006, by and
              between Washington Mutual Bank and Bank of

              America, National Association.

10.3(F)       Assignment, Assumption and Recognition Agreement,          E
              dated September 28, 2006, among Bank of America,
              National Association, Banc of America Funding
              Corporation, U.S. Bank National Association,
              Washington Mutual Bank and CitiMortgage, Inc.

10.4(A)       Mortgage Loan Purchase, Warranties and Servicing           E
              Agreement, dated as of May 1, 2005, among Bank of
              America, National Association, Chase Home Finance
              LLC, and JPMorgan Chase Bank, National
              Association.

10.4(B)       Amendment No. 1, dated as of January 1, 2006,              E
              among Bank of America, National Association,
              Chase Home Finance LLC, and JPMorgan Chase Bank,
              National Association.

10.4(C)       Regulation AB Compliance Addendum, dated as of             E
              January 1, 2006, Bank of America, National
              Association, Chase Home Finance LLC, and JPMorgan
              Chase Bank, National Association.

10.4(D)       Assignment, Assumption and Recognition Agreement,          E
              dated June 30, 2006, among J.P. Morgan Mortgage
              Acquisition Corp., Bank of America, National
              Association, Chase Home Finance LLC and JPMorgan
              Chase Bank, National Association.

10.4(E)       Assignment, Assumption and Recognition Agreement,          E
              dated September 28, 2006, among Bank of America,
              National Association, Banc of America Funding
              Corporation, U.S. Bank National Association,
              Chase Home Finance LLC, JPMorgan Chase Bank,
              National Association and CitiMortgage, Inc.